UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: Date of Earliest Event Reported:	March 10, 2003 March 10, 2003
BOISE CASCADE CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	1-5057 (Commission File Number)	82-0100960 (I.R.S. Employer Identification No.)
1111 West Jefferson Street P.O. Box 50 Boise, Idaho (Address of principal executive offices)	83728-0001 (Zip Code)
208/384-6161 (Registrant's telephone number, including area code)
Item 7.	Financial Statements and Exhibits
(c)	Exhibits.
Exhibit 99	Boise Cascade Corporation press release dated March 10, 2003

Item 9.	Regulation FD Disclosure.

On March 10, 2003, Boise Cascade Corporation issued a press release announcing lower expectations for first-quarter 2003 earnings and cost-reduction steps. A copy of this press release is attached as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BOISE CASCADE CORPORATION By /s/ Karen E. Gowland
Karen E. Gowland Vice President and Corporate Secretary

Date: March 10, 2003

EXHIBIT INDEX

Number 99	Description Boise Cascade Corporation press release dated March 10, 2003	Page Number